LEASE AGREEMENT


                            EX-10.1
                            LEASE SUMMARY

1.   Landlord:   Transamerica Occidental Life Insurance  Company,  a
     California Corporation.

2.   Tenant:    Transamerica   Financial  Services,   a   California
     Corporation.

3.   Building:   Transamerica Center, 1150 South Olive  Street,  Los
     Angeles, California 90015.

4.   Premises:   Entire  15th, 16th, 17th, 18th,  19th,  20th,  28th
     Floors   plus  miscellaneous  storage  consisting  of   126,369
     rentable square feet.

5.   Lease Term:  Ten (10) years.

6.   Initial Basic Rent:
         Per Year: $1,478,647.50
         Per Month:  $123,205.63

7. Percentage Rent: 9.726% of all insurance, taxes, operating costs incurred in connection with the Building. During those months in which rent for either floor 28, 20, 19, 18 or 17 is abated Tenant's proportionate share will be 8.337%.

8. Adjustments to Basic Rent: There will be a rolling abatement of Basic Rent in whole-floor amounts based upon a progressive series of tenant improvements further described in "Article Fourth" and "Exhibit D". The abatement amount in regard to Basic Rent is already reflected in the amounts shown in paragraph 6. Above. It is the intent of the parties that the tenant improvements will be scheduled so that at no time will tenant be paying full rent for the entire 126,369 square feet which are the subject of this lease. However, in the event that the tenant does use and occupy the entire space, tenant will pay increased Basic Rent and Percentage Rent on a square foot basis as reflected in the rate structure shown in "Article Fourth".

9.   Scheduled Rent Commencement Date:  December 1, 1994.

10.  Lease Expiration Date:  November 30, 2004.

11.  Security Deposit:  None.

12.  Parking:  See Paragraph Twenty-Third of the Lease.

13. Initial Tenant Insurance: Transamerica Corporation blanket policy.

14.  Notices:

     To Tenant                        To Landlord
     1150 S. Olive                    Transamerica Occidental
     Tower 1730                       Life Insurance Company
     Los Angeles, CA  90015           1150 S. Olive Street
     Attention:                       Suite T-1100
     Chris Dorman                     Los Angeles, CA  90015
     Senior Vice President            Attn: Building Manager


15.  Permitted Use:  General Offices only.

16.  Tenant's Identity:  Tenant is:

               a natural person
                                                                   X
               a   corporation   incorporated  in   the   State   of
               California

a (general)  (limited)         partnership       whose       general
               partners are:

17.  Real Estate Brokers:  None.

18.  Tenant's Improvements:  See Exhibit D.

                      TRANSAMERICA CENTER LEASE

                          TABLE OF CONTENTS


Parties                                                        1

Description                                                    1

Term                                                           1

Rent                                                           1

Rental Rates                                                   1

Covenant to Pay Rent and Covenants                             2

Possession                                                     2

Holding Over                                                   3

Lessor May Cure Defaults                                       3

Lessor's Right of Reentry                                      3

Conditions of Premises                                         3

Repairs Alterations and Improvements                           3

Lessor Released From Liability                                 4

Hold Harmless                                                  4

Indemnity                                                      4

Users Prohibited                                               4

Covenant Against Assignment & Subletting                       5

Fire Clause                                                    5

Rules Regulations                                              6

Vacation                                                       6

Default & Reentry                                              6

Lessor's Right to Alter                                        8

Service                                                        8

Parking                                                        9

Removal of Property                                            9

Cost of Suit                                                   9

Non-Waiver of Breach                                          10

Surrender Premises                                            10

Lessee's Liability for Taxes on Fixtures                      10

Defined Terms                                                 11

Heirs                                                         11

Time                                                          11

Rent Adjustment                                               11

Base Year                                                     12

Cancellation                                                  12

Floor 17: Special Provisions                                  13

Notices                                                       14

Entire Agreement                                              15

Signature Page                                                15

Exhibit C

Sign                                                          16

Board                                                         16

Locks                                                         16

Wiring                                                       165

Non-Responsibility                                            16

Obstructing Light                                             16

Halls Stairways                                               17

Plumbing                                                      17

Closing Precautions                                           17

Moving Furniture Safe Etc                                     17

Janitor Service                                               17

Violation of Rules                                            17

Requirements                                                  18

Rooms Used In Common                                          18

Entrance Doors                                                18

Cafeteria Auditorium Any Lounge                               18

Service Defects                                               18

Waiver                                                        18

Merchandise                                                   19

Window Coverings                                              19

Exhibit D                                                     20

                                LEASE

PARTIES                   FIRST: THIS LEASE, made as of the 1st day
             of November 1994, between TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY, a California corporation, hereinafter called "Lessor" and TRANSAMERICA FINANCIAL SERVICES, a California corporation, hereinafter called "Lessee."

DESCRIPTION              SECOND: Lessor hereby leases to Lessee, and
             Lessee hereby hires from Lessor certain premises located in the Tower Building, Transamerica Center, 1150 South Olive Street as described in the attached Exhibit A and the "Premises" outlined on the attached Exhibit B.

TERM                              THIRD: Said Premises shall be used as
             general offices and for no other purposes for the term of 10 years pursuant to the provisions of Paragraph Second herein.

RENT                              FOURTH: Tenant agrees to pay Lessor,
             as rent, the following amounts:

Rental Rates:
Location &    1st 5 years     2nd 5 years    Annual       Annual
Sq. Ft.       (month 1-60)    (months        Rate 1st     Rate 2nd
              RSF/year        61 - 120)      5 years      5 years

Tower  28     $14.00            $16.25    $234,696        $272,415
16,764

Tower  20     $14.00            $16.25    $234,696        $272,415
$16,764

Tower  19     $14.00            $16.25    $234,696        $272,415
16,764

Tower  18     $14.00            $16.25    $234,696        $272,415
16,764

Tower  17     $14.00            $16.25    $234,696        $272,415
16,764

Tower  16     $14.00            $16.25    $234,696        $272,415
16,764

Tower  15     $14.00            $16.25    $234,696        $272,415
16,764

Tower  GL      $7.50             $7.50      $7,575          $7,575
20
1010

TOWER  SB      $7.50             $7.50     $31,620         $31,620
4,216.00

Hill Street SB $7.50           $7.50    $15,292.50      $15,292.50
2039

Broadway Garage$9.00           $9.00       $15,804         $15,804
1,756


                            Commencing  upon  the Commencement  Date
             the Base Rent and Percentage Rent for floor 28 shall be abated in full pending completion of the tenant improvements as described in Exhibit D. Full rent for floor 28 shall commence two (2) weeks after receipt of written notice of completion of the tenant improvements and receipt of a certificate of occupancy.

                            When  subsequent floors are vacated  for
             improvements, abatement of rent shall be as described in Exhibit D.

                  Such  Annual Base Rent shall be paid monthly  in
             advance beginning on the Rent Commencement Date. Such Annual Base Rent shall be paid monthly in advance within five (5) business days after receipt of Lessor's monthly invoice, or on the first day of each calendar month whichever occurs later, in the initial  amount specified above. In addition  to  the
             payment of Base Rent Tenant shall also pay all operating Expense Adjustments computed pursuant to paragraph twenty-eight of the Lease. On the Rent Commencement Date, Tenant shall pay to Lessor the prorated Monthly Base Rent attributable to the month in which the Rent Commencement Date occurs if the Rent Commencement Date occurs on a date other than the first day of a calendar month. Notwithstanding anything contained herein, it is understood and agreed that Tenant shall not be considered in default should Lessor fail to provide said monthly invoice as outlined herein, and in such event Tenant will have five (5) business Days to reconcile and pay invoice.

                                  IT  IS  MUTUALLY AGREED THAT  THIS
               LETTING  AND  HIRING  IS  UPON  ALL  OF  THE   TERMS,
               COVENANTS AND CONDITIONS HEREINAFTER SET FORTH.

COVENANT TO
PAY RENT AND
PERFORM
COVENANTS               FIFTH:  Lessee does hereby agree to pay  the
               rent at the time, in the amount and in the manner herein reserved, and to do and perform each and every covenant and condition contained in this Lease.

POSSESSION              SIXTH: The term of this Lease shall be for a
               period of ten (10) years commencing on December 1, 1994. If the term of this Lease shall commence on a day other than the first day of a calendar month or shall end on a day other than the last day of a calendar month, the rent for such first or last fractional month shall be such proportion of the monthly rent as the number of days in such fractional month bears to the total number of days in the calendar month.

HOLDING OVER            SEVENTH:  If, with Lessor's consent,  Lessee
               holds   possession   of  the   Premises   after   the
               expiration of the term of this Lease, or any renewals or extensions thereof, Lessee shall become a tenant from month to month upon the terms and conditions herein specified but at a monthly rental which is 150% the rental payable by Lessee immediately prior to the expiration of the term of this Lease, or any renewals or extensions thereof, plus additional rental as set forth in Paragraph twenty-eight hereof, payable in advance on or before the first day of each month, and Lessee shall continue in possession until such tenancy shall be terminated by Lessor or Lessee by a written notice given at least thirty days prior to the date of termination.
LESSOR MAY
CURE DEFAULTS           EIGHTH: In the event of any breach hereunder
               by Lessee, Lessor may immediately, or at any time thereafter, without notice, cure such breach for the account and at the expense of Lessee.

LESSOR'S RIGHT
OF REENTRY              NINTH:  The agents and employees  of  Lessor
               shall have the right to enter upon the Premises at all reasonable times to inspect the same to see that no damage is done, to make such repairs as Lessor may see fit, or to post any notice of nonresponsibility.

CONDITIONS OF
PREMISES                     TENTH:  Lessee agrees that,  except  as
            herein  otherwise provided in the attached in Exhibit
               "D", the Premises are now in good condition, that Lessee shall take good care thereof, and that upon occupancy by Lessee said Premises shall not be altered, repaired or changed without the written consent of Lessor which consent shall not be unreasonably withheld.
REPAIRS
ALTERATIONS AND
IMPROVEMENTS             ELEVENTH:  Except  as  otherwise   provided
               herein in Exhibit "D" all alterations, improvements and changes shall be made either by or under the direction of Lessor, but at the cost of Lessee, and shall be the property of Lessor and shall remain upon and be surrendered with the Premises, with the exception of Lessee's Trade Fixtures.
LESSOR
RELEASED
FROM LIABILITY     TWELFTH: Lessor shall not be liable to Lessee  or
               to any other person for any injury or damage that may result to any person or property in or about the Premises or in or about Transamerica Center and without limiting the generality of the foregoing, whether caused by water leakage or flow, gas, oil, fire, electricity, breakage in pipes or plumbing or other machinery, obstruction of pipes, or from any other occurrence beyond Lessor's control.

HOLD HARMLESS           THIRTEENTH:  Lessee agrees  to  hold  Lessor
               harmless from and defend Lessor against any and all claims or liability for any injury or damage to any person or property whatsoever: (a) occurring in, on or about the Premises, and (b) occurring in, on or about such parts of Transamerica Center as Lessee may have the use of in conjunction with other occupants of the Center, when such injury or damage shall be caused in part or in whole by the negligence or fault of, or omission of any duty with respect to the same, by Lessee, his agents, employees, invitees, or guests.

INDEMNITY               FOURTEENTH: Notwithstanding anything  herein
               to the contrary, nothing contained in this Lease shall relieve either party of liability hereunder if the same is the result in whole or in part due to the negligence or intentional act of that party or of their agents, servants, employees or invitees.

USES PROHIBITED    FIFTEENTH: The Premises shall not be used  except
               for the purposes specified herein above. Lessee shall not do or permit anything to be done in or about the Premises, nor bring nor keep anything therein, which will in any way affect fire or other insurance  upon the Center, or any of  its  contents,
              or  which  shall in any way conflict  with  any  law,
               ordinance,   rule   or   regulation   affecting   the
               occupancy and use of the Premises, which is or may hereafter be enacted or promulgated by any public authority. Lessee shall not in any way obstruct or interfere with the rights of other occupants of the Center, or injure or annoy them, or use, or allow the Premises to be used, for any improper, immoral, unlawful or objectable purpose, or for any kind of eating house, or for sleeping purposes or for washing clothes or cooking therein. Nothing shall be prepared, manufactured, or mixed in the Premises that might emit an odor into the corridors of the Center. Lessee will not, without the written consent of Lessor, use any apparatus or device in connection with the Premises that will in any way increase the amount of electricity, water, or compressed air (if compressed air be furnished by Lessor) usually furnished or supplied to the Premises.

COVENANT
AGAINST
ASSIGNMENT &
SUBLETTING              SIXTEENTH:  Lessee  shall  not  assign  this
               Lease nor any right hereunder nor sublet the Premises, or any part thereof, without the written consent of Lessor. Such consent shall not unreasonably be withheld. The Lessor's consent shall not be required and the terms and conditions of this Article shall not apply if the Lessee assigns or subleases the Premises to a parent, subsidiary, affiliate or a company into which Lessee is merged or with which Lessee is consolidated, or to the purchaser of all or substantially all of the assets of Lessee. If this Lease or any interest of Lessee herein is subject to attachment, garnishment or sale under execution, in any suit or proceeding which may be brought against or by Lessee, or any assignee of Lessee, or if this Lease or any interest of Lessee herein is assigned by operation of law, this Lease, at the option of Lessor, shall immediately ter minate. In the event Lessee validly assigns or subleases any of the Premises demised hereunder, Lessee in no event shall be relieved of any of its liabilities and obligations under this Lease Agreement. Additionally, any Assignee or Sublessee shall be liable hereunder to the extent of its interest  in the demised Premises and any  Assignment
               or Sublease to be valid hereunder must reflect the liability of the Assignee or Sublessee, as appropriate, as provided herein above, without in any way affecting any sublessee's liability for rent, the foregoing shall not be construed to require a sublessee to make its rental payments to Lessor. A sublessee shall pay its rent to Lessee who shall continue to remit to Lessor the rent required to be paid by Lessee by this Lease Agreement.

FIRE CLAUSE              SEVENTEENTH:  If  the  Premises  shall   be
               destroyed by fire, earthquake, or other casualty, or be so damaged thereby that they become untenantable and cannot be rendered tenantable within ninety (90) days from the date of injury, this Lease may be terminated at the option of either party, as of the date of destruction, thereto upon written notice to the other party. Lessor shall be the sole judge whether the Premises can be rendered tenantable within ninety (90) days from the date of injury and shall so notify Lessee of its determination within thirty (30) days of the occurrence of the damage. In case the damage is not so extensive as to permit a termination of this lease as above provided or Lessor does not exercise such option, then a proportionate reduction shall be made in the rent herein reserved corresponding to the time during which and to the portion of the Premises of which Lessee shall be deprived of possession.
RULES
REGULATIONS              EIGHTEENTH:   The  rules  and   regulations
               attached to this Lease, as well as such rules and regulations as may be hereafter adopted by Lessor for the safety, care and cleanliness of the Premises and the Center and the preservation of good order thereon, are hereby expressly made a part hereof, and Lessee agrees to comply therewith.

VACATION                      NINETEENTH:  Notwithstanding  anything
               contained herein to the contrary, it is specifically agreed and understood that the Lessee shall not be in default of any of its covenants should it vacate the premises as long as it (1) continues to pay, in the manner herein agreed, the minimum rental and all other charges provided for, and (2) continues to make active efforts to secure a Subtenant. Failure to fully comply with these requirements shall constitute a default.

DEFAULT &
REENTRY                      TWENTIETH: If any default shall be made
               by Lessee in the payment, punctually when due, of any rent or other money hereunder, or in the performance of any of the other terms, covenants or conditions herein contained, or if Lessee's interest herein, or any part hereof, be assigned or transferred, either voluntarily or by operation of law, whether by judgment, executions, death or any other means, or if Lessee be a partnership then if Lessee or any member of the partnership shall file any petition or institute any proceeding under the bankruptcy  act,  either as such act  now  exists  or
               under any amendment thereof which may hereafter be enacted, or under any other act or acts, state or federal, dealing with or relating to the subject or subjects of bankruptcy or insolvency, or under any such amendment of any such act or acts, either as a bankrupt, or as an insolvent, or as a debtor, or in any similar capacity, or if any such petition or any such proceeding of the same or similar kind or character be filed or be instituted or taken against Lessee, or, if Lessee be a partnership, against Lessee or any member of the partnership, or if any receiver of the business or of the property or assets of the Lessee shall be appointed by any court, or if the Lessee shall make a general or any assignment for the benefit of his creditors, or if the Lessee shall abandon the Premises or if the Lessee shall otherwise, in any manner whatever, become unable to pay the rent herein specified or to perform any of the terms covenants or conditions herein by him to be kept or performed, then if any of such continues for a period of fifteen (15) days after notice thereof from Lessor to Lessee, Lessor shall have the option, without further notice to Lessee or demand for performance either:

                            (1)   to  collect, by suit or otherwise,
                   each installment of rent or other sum as it becomes due hereunder, or to enforce, by suit or otherwise, any other term or provision hereof on the part of Lessee required to be kept or performed or;

                            (2)   to  re-enter the Premises,  remove
                   all  persons  therefrom, take possession  of  the
                   Premises  and  of  all  equipment,  fixtures  and
                   personal   property  thereon  or   therein,   and
                   either:  (a)  without terminating  or  forfeiting
                   this  Lease and without in any way affecting  any
                   rights  or  remedies of Lessor or any  duties  or
                   obligations  of  Lessee  hereunder,  re-let   the
                   Premises  as  the agent and for  the  account  of
                   Lessee,  either  in  Lessor's name  or  otherwise
                   upon  such  terms  and conditions  and  for  such
                   period  (whether longer than the balance  of  the
                   term   hereof   or  not)  as  Lessor   may   deem
                   advisable,  either with or without any  equipment
                   or  fixtures  that  may be  situated  thereon  or
                   therein,  in  which event the rents  received  on
                   any  such  re-letting during the balance  of  the
                   term  of this Lease or any part thereof shall  be
                   applied  first to the expenses of re-letting  and
                   collecting,  including necessary  renovation  and
                   alteration  of  the  Premises  and  a  reasonable
                   attorney's  fee  and any real  estate  commission
                  actually  paid, and thereafter toward payment  of
                   all   sums  due  or  to  become  due  to   Lessor
                   hereunder, and if a sufficient sum shall  not  be
                   thus   realized  to  pay  such  rent  and   other
                   charges,  Lessee  shall pay to Lessor  monthly  a
                   deficiency  and Lessor may sue therefor  as  each
                   monthly  deficiency  shall  arise;  such  monthly
                   deficiencies shall be paid punctually  when  due,
                   as  herein,  provided, notwithstanding  the  fact
                   that  Lessor may have received rental  in  excess
                   of   the  monthly  rental  herein  stipulated  in
                   previous  months,  and notwithstanding  the  fact
                   that   Lessor  may  thereafter  receive   monthly
                   rental  in excess of the monthly payments  herein
                   specified  during  subsequent  months;   or   (b)
                   terminate  this  Lease,  in  which  event  Lessor
                   shall  be  entitled to recover  from  Lessee  all
                   amounts  permitted by law including:  First,  the
                   amount  of  unpaid  rent owing  at  the  time  of
                   termination;  Second, the worth at  the  time  of
                   the  award  of the difference between the  amount
                   of  rent  that would have been payable  from  the
                   date  of termination of the Lease to the date  of
                   the  award  and  the  amount obtained  by  Lessor
                   through any re-letting; Third, the worth  at  the
                   time  of the award of the difference between  the
                   amount  of  rent  that would  have  been  payable
                   under  the Lease from the date of the award until
                   the  end of the stated Lease term and the  amount
                   that  the  Lessor  reasonably  will  be  able  to
                   obtain  as rent over the same period; and Fourth,
                   all other damages, cost and expenses incurred  by
                   or   detriment  caused  to  Lessor  by   Lessee's
                   default.  The foregoing remedies of Lessor  shall
                   not be exclusive, but shall be cumulative and  in
                   addition   to  all  remedies  now  or   hereafter
                   allowed by law or elsewhere provided for.
LESSOR'S
RIGHT TO ALTER     TWENTY-FIRST: Lessor shall at any and  all  times
               have the right to alter the Center of which the Premises are a part, or add thereto, and may for that purpose erect scaffolding and all other necessary structures, and Lessee shall not, in that event, claim or be allowed nor receive, any damages for any injury or inconvenience occasioned thereby. Lessor hereby warrants that it will use its best efforts not to interfere with the business of Lessee.

SERVICE                       TWENTY-SECOND:   Lessor   agrees,   to
               furnish the Premises from 7:00 A.M. until 6:00 P.M. (Saturdays, Sundays and legal holidays excepted) with a reasonable amount of electricity suitable for lighting of the Premises, elevator service, and environment heat and air conditioning for the Premises; provided, however, that Lessor may interrupt such services to perform scheduled maintenance to building electrical and mechanical systems as may from time to time be needed, upon seven (7) days prior written notice to Lessee.
               Lessor  shall  also furnish janitor  service  of  the
              kind  provided by Lessor in the Center generally  and
               light bulbs and tubes. Lessor, however, shall not  be
               liable for failure to furnish any of the foregoing when such failure is caused by accidents or conditions beyond the control of the Lessor, or by repairs, labor disturbances or labor disputes, of any character, whether resulting from or caused by acts of Lessor or otherwise; nor shall any such failure relieve Lessee from the duty to pay the full amount of rent herein reserved, or constitute or be construed as a constructive or other eviction of Lessee; nor shall Lessor be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to the furnishings of any of the foregoing.

                                  The Lessor agrees to continue,  at
               Lessee's option, to supply emergency generator power as backup to the Lessee's uninterrupted power supply (U.P.S.), for Lessee's Branch Assistance Center or Equivalent, not to exceed 15 K.V.A.

                                  The  Lessee  agrees to contribute,
               when billed for, its proportionate share of the cost of maintenance of such system. Said maintenance charges shall be based on the ratio of Lessee's potential K.V.A. usage, to the maximum output capacity of said generator.

                                  Notwithstanding anything contained
               herein to the contrary, the Lessor at no additional cost to Lessee shall provide seven (7) day/week 24 hours/day lighting and power for operation of Lessee's Branch Assistance Center, Remote Job Entry Computer Room, two (2) file server/mini computer rooms, and related self contained air conditioning units or future equivalent computer rooms, not exceeding power requirements as of the commencement of this Lease.

PARKING                       TWENTY-THIRD:  The  Lessor  agrees  to
               provide at Lessee's option the maximum number of parking spaces allowable under Air Quality Management District (A.Q.M.D.) or other governing agency regulations, but in no event shall this exceed three (3) spaces per 1000 rentable square feet of the leased premises. Lessor will provide a ratio of least one (1) reserved space to two (2) unreserved spaces. The cost shall be at or below market parking rates within the immediate vicinity.

REMOVAL OF
PROPERTY                     TWENTY-FOUR: In the event of default by
               Lessee, then Lessor, besides other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the Premises. Such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Lessee.

COST OF SUIT            TWENTY-FIVE: In the event of any  action  at
               law or in equity between Lessor and Lessee to enforce any of the provisions and/or rights herein, the unsuccessful party to such litigation covenants and agrees to pay to the successful party all costs and expenses, including reasonable attorney's fees incurred therein by such successful party, and if such successful party shall recover judgment in any such action or proceeding, such costs, expenses and attorney's fees shall be included in and as part of such judgment.

NON-WAIVER
OF BREACH               TWENTY-SIX: Lessor's failure to take, action
               on account of any default or breach of covenant on the part of Lessee shall not be or be construed as a waiver thereof, nor shall any custom or practice which may develop between the parties in the course of administering this instrument be construed to waive or to lessen the right of Lessor to insist upon the performance by Lessee of any term, covenant or condition hereof, or to exercise any rights given him on account of any such default. A waiver of a particular breach or default shall not be deemed to be a waiver of the same or any other subsequent breach or default. The acceptance of rent hereunder shall not be, or be construed to be, a waiver of any breach of any term, covenant or condition of this Lease.
SURRENDER
PREMISES                TWENTY-SEVEN: Lessee agrees to surrender the
               Premises at the termination of the tenancy herein created, in the same condition as herein agreed they have been received, reasonable use and wear thereof and damage by act of God or by the elements excepted.
LESSEE'S
LIABILITY FOR
TAXES ON
FIXTURES                      TWENTY-EIGHT:  The  Lessee  shall   be
               liable for all taxes levied against personal property and trade fixtures placed by Lessee in or about the Premises, and if any such taxes on Lessee's personal property or trade fixtures are levied against Lessor's property, and if Lessor pays the same, which Lessor shall have the right to do regardless of the validity of such levy, or if the assessed value of Transamerica Center is increased by the inclusion therein of a value placed on such property of Lessee and if Lessor pays the taxes based on such increased assessment, which Lessor shall have the right to do, regardless of the validity thereof, Lessee, upon demand shall, as the case may be, repay to Lessor the taxes so levied against Lessor, the proportion of such taxes resulting from such increase in the assessment. In addition, Lessee shall pay to Lessor any Commercial Tenant's Occupancy Tax imposed by the City of Los Angeles and attributable to the Premises.

EMINENT
DOMAIN                       TWENTY-NINE:  If part of  the  Premises
               shall be taken or purchased under the power of eminent domain this Lease shall terminate as to the part taken or purchased as of the date the condemnation takes possession thereof and the rent payable hereunder thereafter shall be adjusted so that Lessee shall be required to pay only such portion of the rent reserved as the value of the part remaining bears to the value of the Premises as of such date; except, (a) Lessor may terminate this Lease, at its option, upon any taking or purchase, and (b) Lessee may terminate this Lease upon any such taking or purchase if the part remaining cannot reasonably be used for the purpose leased hereby. All compensation paid on account of any taking or purchase of the Premises or any part thereof, pursuant to eminent domain, shall go to Lessor and Lessee shall have no interest therein. Lessee may, however, assert its own claim in such condemnation proceedings for damages to, or the taking of, its leasehold interest, and for that purpose only may participate in such condemnation proceedings.

DEFINED TERMS      THIRTY:  The  word  "Lessee",  "Assignee"  and/or
               "Sublessee" as used herein shall include the plural as well as the singular. Words used in masculine gender include the feminine and neuter. If there be more than one Lessee, Assignee and/or Sublessee, the obligations hereunder imposed upon Lessee, Assignee and/or Sublessee shall be joint and several. The marginal headings or titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof.

HEIRS                        THIRTY-ONE:  Subject to the  provisions
               hereof relating to assignment and subletting, this Lease is intended to and does bind the heirs, executors' administrators, successors and assigns of any and all of the parties hereof.

TIME              THIRTY-TWO: Time is of the essence of this Lease.

RENT
ADJUSTMENT              THIRTY-THREE: On or before April 1  in  each
               calendar year of the term of this Lease, commencing with the year 1996, Lessor shall notify Lessee in writing of the total increase or decrease in Basic Costs of Operation of the Center for the calendar year immediately preceding year, if any, as shown by a statement prepared and certified by the public accounting firm then employed by Lessor. If at any time during a year, less than all of the rentable areas of the Center are occupied, all items included in the Basic Costs of Operation, excepting real estate taxes, shall be increased in proportion to the amount of the vacant area and the length of vacancy. The monthly rent payable under this Lease commencing with the payment during said April shall be increased or decreased by 1/ 12 of the Tenant's current percentage of occupied space, of said change in Basic Costs of Operation, if any; provided, however, monthly rent shall never be less than the amount thereof stated on the first page of this
               Lease as the same may be amended from time to time as the result of additions to or deletions from the Premises. For the purpose of this section, the "Center" shall mean the buildings owned by Lessor and located on the north side of 12th Street between Broadway and Olive Streets. "Basic Costs of Operation of the Center" shall include the following expenses of Lessor in operating and maintaining Transamerica Center: General city and county real estate taxes, utilities, cost of materials used in maintenance, wages and payment to or on account of maintenance personnel and janitorial personnel and fees paid to independent maintenance contractors, insurance premiums, license and permit fees, wages and payments to or on account of building administra tive and management personnel, including property management fees and expenses, an amount equal to the yearly depreciation of capital improvements made in compliance with changes in building or occupancy codes by any governmental bodies having jurisdiction, depreciation of capital improvements made expressly to minimize energy or other operating costs, and such other related costs that may in the opinion of Lessor be attributed to the operation of the Center; provided, however, that except as noted above, no expenses shall be included which relate to
               (a) maintenance which in accordance with sound accounting practices would be charged to Capital Accounts, (b) tenant's improvements, (c) rental and advertising expenses, or (d) depreciation.

BASE YEAR                 THIRTY-FOUR:   Notwithstanding    anything
               contained herein to the contrary it is understood and agreed that the Base Year for calculating the Basic Costs of Operation of the Center has been determined to be 1996. Said Base Year calculations shall apply to all floors leased by the Tenant with the exception of Tower GL, Tower Sub-basement, Hill Street Sub-basement, and Broadway Garage for which there is no Base Year.

CANCELLATION            THIRTY-FIVE:  If  for any  period  of  three
               successive months during the term hereof Lessor and its corporate affiliates, excluding therefrom Transamerica Finance Group, Inc., and its direct and indirect subsidiaries) occupy or plan to occupy less than twenty-four percent (24%) of the usable office space in the Transamerica Center, Lessor shall notify Tenant in writing of such circumstances or plan. Tenant may then terminate this Lease, in its sole discretion and without premium or penalty of any kind, by providing to Lessor notice of its election to terminate this Lease within ninety (90) days of receiving such written notice (or, if Lessor fails to provide said notice, within ninety (90) days of the date upon which Tenant's Chief Executive Officer becomes aware of such circumstances), specifying in such termination notice a date not less than nine (9) months after the date of said notice upon which this Lease shall so terminate. In such event the Tenant shall pay to the Lessor, in addition to rent due to the date of termination, as compensation for such termination the cost of the unamortized Tenant improvements to the date of termination which shall be based on a monthly five
               (5) year straight line amortization such as the following schedule.

                          1st  year  of the term 100% of  Tenant  Im
               provements
                         2nd year of the term 80%  of Tenant Improve
               ments
                         3rd year of the term 60%  of Tenant Improve
               ments
                         4th year of the term 40%  of Tenant Improve
               ments
                         5th year of the term 20%  of Tenant Improve
               ments
                         6th year of the term  0%  of Tenant Improve
               ments
               7th year of the term  0%  of Tenant Improvements
               8th year of the term  0%  of Tenant Improvements
               9th year of the term  0%  of Tenant Improvements
              10th year of the term  0%  of Tenant Improvements

FLOOR 17
SPECIAL
PROVISIONS          THIRTY-SIX: Upon the vacation of the 17th  floor
              for abatement of any remaining asbestos and structural refurbishment (as outlined in Exhibit D), tenant's liability for the entire 17th floor shall cease and, except as related below, this lease shall terminate in regard to the 17th floor.

                             Upon  completion of the  abatement  and
              refurbishment, landlord shall deliver written notice to tenant thereof. Tenant shall thereafter have 30 days within which to notify landlord of its intent to re-occupy the 17th floor. If Tenant does so notify landlord, the 17th floor shall be re-incorporated into this lease and all of the terms shall thereafter apply. The 17th floor shall thereafter be improved according to the terms of Exhibit D in the same manner as the prior floors subject to Exhibit D.

                             At  any  time that Landlord  determines
              to lease all or any part of the 17th floor to a non Transamerica entity, landlord shall notify tenant of the rent for which landlord is willing to lease the said space.

                              If   tenant,  within  30  days   after
              receipt of landlord's notice, indicates in writing its agreement to lease all or part of the 17th floor, the said space shall be included within the premises and leased to tenant pursuant to the provisions of this lease. Tenant shall have the right to the benefit of any tenant improvement allowance described in this lease, as amortized on a straight-line basis over a five-year period. However, the rent payable under this lease shall be increased by the amount of rent attributable to the additional space taken by tenant. The parties shall immediately execute an amendment to this lease stating the addition of the said space to the premises.

                             If  Tenant does not indicate within  30
              days its agreement to lease all or a portion of the 17th floor, landlord thereafter shall have the right to lease all or any portion of the 17th floor to any third party at the rent stated in the notice.

                             The  provisions of this paragraph shall
              be operative each time landlord determines to lease all or part of the 17th floor to a third party.

NOTICES                 THIRTY-SEVEN:   Except as  provided  in  the
              above Paragraph THIRD all notices to be given between the parties hereto shall be in writing and served personally or by depositing the same in the United States mail, postage prepaid and registered and addressed to Lessor at its office in the building, and to Lessee at 1150 South Olive Street, Attention Office of the President, Los Angeles, California 90015.

                                -14-
ENTIRE
AGREEMENT               THIRTY-EIGHT:  This Lease,  along  with  the
              attached Exhibits as marked, contains the entire agreement between the parties hereto and neither it nor any part of it may be changed, altered, modified, limited or extended orally or by any agreement between the parties unless such agreement be expressed in writing, signed and acknowledged by the Lessor and the Lessee, or their successors in interest.

           IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

TRANSAMERICA OCCIDENTAL            TRANSAMERICA FINANCIAL SERVICES,
LIFE INSURANCE COMPANY             a California corporation
a California corporation

By: LYMAN K. LOKKEN                By: CHRISTINE A. DORMAN

Title: INVESTMENT OFFICER          Title: SENIOR VICE PRESIDENT

By: LOUISE K. NEAL                 By: ____________________

Title: SR. VICE PRESIDENT          Title: _________________
       CHIEF ADMINISTRATIVE OFFICER

TRANSAMERICA CENTER
EXHIBIT A
AERIAL SITE PLAN
  GRAPHIC

EXHIBIT A
TRANSAMERICA CENTER
LOS ANGELES, CALIFORNIA
LEGAL DESCRIPTION
GRAPHIC

TRANSAMERICA CENTER, LOS ANGELES
EXHIBIT B
THE PREMISES
GRAPHIC FLOOR 28

TRANSAMERICA CENTER, LOS ANGELES
EXHIBIT B
THE PREMISES
GRAPHIC - FLOOR 20

TRANSAMERICA CENTER, LOS ANGELES
EXHIBIT B
THE PREMISES
GRAPHIC - FLOOR 19

TRANSAMERICA CENTER, LOS ANGELES
EXHIBIT B
THE PREMISES
GRAPHIC - FLOOR 18

TRANSAMERICA CENTER, LOS ANGELES
EXHIBIT B
THE PREMISES
GRAPHIC - FLOOR 17

TRANSAMERICA CENTER, LOS ANGELES
EXHIBIT B
THE PREMISES
GRAPHIC - FLOOR 16

TRANSAMERICA CENTER, LOS ANGELES
EXHIBIT B
THE PREMISES
GRAPHIC - FLOOR 15

TRANSAMERICA CENTER, LOS ANGELES
EXHIBIT B
THE PREMISES
TRANSAMERICA CENTER GARDEN LEVEL
PARTIAL PLAN STORAGE ROOM NO. 4
GRAPHIC

EXHIBIT B
GRAPHIC - 3 PAGES

                              EXHIBIT C
                 RULES AND REGULATIONS ATTACHED TO
                  TRANSAMERICA CENTER, LOS ANGELES


SIGN                          FIRST:   No  sign,  placard,  picture,
              advertisement, name or notice shall be inscribed, displayed, printed or affixed on or to any part of the outside or inside of the Center without the prior written consent of Lessor, and Lessor shall have the right to remove any such objectionable sign, placard, picture, advertisement, name or notice, without notice to and at the expense of Lessee.

BOARD                   SECOND:  The bulletin board or directory  of
              the Center will be provided exclusively for the display of the name and location of Lessee only; and Lessor reserves the right to exclude any other names therefrom, and also to make a charge of one dollar for each and every name, in addition to the name of Lessee, placed by it upon such bulletin board or directory.

LOCKS                   THIRD:  No additional locks shall be  placed
              upon any doors of the Premises, and Lessee agrees not to have any duplicate keys made without the consent of Lessor. If more than two keys for any door lock are desired, he additional number shall be paid for by Lessee. Upon termination of his Lease Lessee shall surrender all keys.

WIRING                     FOURTH:  When  wiring  of  any  kind   is
               introduced it must be connected as directed by Lessor, and no boring or cutting for wires will be allowed except with the consent of Lessor. the location of telephone, call boxes, and other office equipment affixed to the Premises shall be prescribed by Lessor.

NON-
RESPONSIBILITY       FIFTH: Lessor is not responsible to any  tenant
               for the non observance or violation of the rules and regulations by any other tenant.

OBSTRUCTING
LIGHT                     SIXTH: Lessee shall not allow anything  to
               be placed against or near the glass in the partitions or in the doors between the Premises and the halls or corridors. the doors between the Premises and the corridors of the Center shall at all times, except when in actual use for ingress and egress, be kept closed. HALLS

STAIRWAYS                 SEVENTH:  The entries, passages, stairways
               and elevators shall not be obstructed by Lessee, his employees or agents or used for any other purpose than ingress or egress to and from their respective offices. Lessee shall not bring in to or keep within the Center any animal or vehicle.

PLUMBING                  EIGHTH: The wash-bowls, water closets  and
               urinals shall not be used for any purpose other than those for which they were constructed.

CLOSING
PRECAUTIONS          NINTH: Lessee shall see that the doors  of  the
               Premises are closed and securely locked, and that all electricity and gas shall likewise be carefully shutoff, and that all electricity and gas shall likewise be carefully shutoff before Lessee or, lessee's employees leave the Center, so as to prevent waste or damage. In the event of any default or carelessness, Lessee shall make good all injuries sustained by other tenants or occupants of the Center or Lessor.

MOVING
FURNITURE
SAFE, ETC.          TENTH: No furniture, freight or equipment of any
               kind shall be brought in to or removed from the Center without the consent of Lessor or Lessor's agent; and all moving of same, into or out of the Center by tenants, shall be done at such times and in such manner as Lessor shall designate. Lessor shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Center, and also the times and manner of moving the same in and out of the Center. Lessor will not be responsible for loss of or damage to any such safe or property from any cause; but all damage done to the Center by moving or maintaining any such safe or property shall be repaired at the expense of Lessee.

JANITOR
SERVICE                   ELEVENTH:  Lessee  shall  not  employ  any
               person or persons other than the janitor of Lessor for the purpose of cleaning the leased Premises, unless otherwise agree. Lessor shall be in no way responsible for any loss of or damage to property from the leased Premises, however occurring.

VIOLATION
OF RULES                  TWELFTH:  Lessor  reserves  the  right  to
               exclude or expel from the Center any person who, in the judgment of Lessor, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Center.

REQUIREMENTS         THIRTEENTH: The requirements of Lessee will  be
               attended only upon application at the office of the Center. Employees of Lessor shall not perform any work or do anything outside of their regular duties unless under special instructions from the office, and no employee will admit any person (Tenant or otherwise) to any office without specific instructions from the office of the Center.
ROOMS USED
IN COMMON                 FOURTEENTH: Rooms used in common by Lessee
               shall be subject to such regulations as are posted herein.

ENTRANCE
DOORS                     FIFTEENTH:  Lessor reserves the  right  to
               close and keep locked all entrance and exit doors of the Center during such hours as Lessor may deem to be advisable for the adequate protection of the property. All tenants, their employees, or other persons entering or leaving the Center at any time when it is so locked may be required to sign the Center register when so doing, and the watchman in charge may refuse to admit to the Center while it is so locked, Lessee or any of Lessee's employees, or any other person, without a pass previously arranged, or other satisfactory identification showing his right of access to the Center at such time. Lessor assumes no responsibility and shall not be liable for any damage resulting from any error in regard to any such pass or identification, or from the admission of any unauthorized person to the Center.

CAFETERIA
AUDITORIUM
ANY LOUNGE          SIXTEENTH: Neither Lessee, his employee, agents,
               invitee, or guests may use the cafeteria, the auditorium or the lounges, located in Transamerica Center, without the consent of Lessor.

SERVICE
DEFECTS                   SEVENTEENTH:  Either party  hereto  having
               knowledge of any accident on or defects in the plumbing, water pipes, electric wires or fixtures of air conditioning equipment affecting Lessee's premises shall give prompt notice to the other party hereto.

WAIVER                    EIGHTEENTH: Lessor may waive  any  one  or
               more of these rules for the benefit of any particular tenant or tenants of said building; but no such waiver by Lessor of any such rules shall be construed as a waiver of such rule in favor of any other tenant
              or  tenants of said building, nor prevent Lessor from
               hereafter enforcing such rule against any or  all  of
               the tenants of said building.

MERCHANDISE          NINETEENTH:  No  goods, wares, nor  merchandise
               shall be stored or displayed in the Premises without the written consent of Lessor.

WINDOW
COVERINGS                 TWENTIETH: All window shades,  blinds  and
               curtains shall be of a material, color, shape and design approved in writing by Lessor.

                             EXHIBIT D

                     It is agreed that upon execution of this Lease the Lessor shall improve the premises, and shall grant the Lessee a Forty and no/100 Dollars ($40.00) per rentable square foot tenant improvement allowance for improvements to be completed on the 17th, 18th, 19th, and 20th floors. This allowance shall apply to any future space in the Center which is leased by Lessee either concurrent with this Lease or by Lease Amendment, as a part of the executed Lease. However, the $40.00 improvement allowance for future space shall be reduced proportionately from the second year forward of the lease. The Lessor shall also grant the Lessee a Seventy-five an no/100 Dollars ($75.00) per rentable square foot allowance for improvements to be completed on the 28th floor, a portion of which may be dedicated to audio visual conference equipment and installation. Any equipment purchased through allowance shall become property of the building.

                     It is understood and agreed that the Lessor's allowance is in addition to:

               1)   interior demolition of existing improvements

               2)   abatement of asbestos

                               3)    installation of  sprinkler  and
                    life safety systems

                               4)    upgrade of restrooms and common
                    areas

                              5)   installation of building standard
                    HVAC, ceiling and lighting systems

                                6)    new  wall,  floor  and  window
                    coverings in common areas.
                          Items  1  through 6 only cover  costs  for
               building standard.

                     Should Lessee decide to upgrade or to alter any of these improvements during initial build out from Landlord's Base Improvement allowance, a credit shall be granted to Lessee for that portion of said building standard improvements.

                     It is further agreed that the Lessor, at its sole cost and expense shall proceed with the installation of the above listed improvements (Items 1-6) scheduled for floors 17, 18, 19, 20 and 28. All of these improvements shall be completed to meet or exceed local codes and Federal and State ADA guidelines. The installation and completion of improvements shall be scheduled as soon as practical and as mutually agreed between Lessor and Lessee.

                     On all floors to be demolished and abated, the rent shall cease upon vacation of the floor by Lessee. The rent for the respective floor shall commence upon the earlier of four (4) months after receipt of written notice of completion of the abatement or upon receipt of certificate of occupancy, provided that any delay in completion of the premises is not caused by Lessor or any of its contractors. In such case, commencement of rental shall be delayed for equal period.